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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 5, 1997
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                         Borland International, Inc.
             (Exact name of registrant as specified in charter)

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        Delaware                   33-80946                     94-2895440
(state or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)              Identification No.)

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100 Borland Way, Scotts Valley, California                      95066-3249
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code  (408) 431-1000
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                               Not applicable
        (Former name or former address, if changed since last report)
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ITEM 8. CHANGE IN FISCAL YEAR

        On July 22, 1997, the registrant resolved to change its fiscal year end. The fiscal year end will change from the last calendar day of March to the last Saturday ending closest to December thirty-first. The change will be effective for calendar year 1998 starting with the period beginning January 1, 1998. Due to this change, the fiscal year which began on April 1, 1998, will be closing on December 31, 1997, a short period of nine calendar months.



                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BORLAND INTERNATIONAL, INC.

Dated:  August 5, 1997                  By: /s/ Kathleen M. Fisher
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                                           Kathleen M. Fisher